EXHIBIT 10.1.5

STIPULATION DOCKET NO. 30172

Service Quality Penalty Calculation

Business Unit	Customer Minutes of Outage	Customer Interruptions	Number of Customers	Avg. SAIDI	Avg. SAIFI	Percentage of TX Customers	Maximum Business Unit Customer Credit Amount
Bay Area	1,438,252	21,845	41,749	34.4500	0.5232	21.46%	$107,295.77
Brazos	740,491	11,697	22,247	33.2850	0.5258	11.44%	$57,175.24
Central TX	1,327,576	12,953	24,365	54.4870	0.5316	12.52%	$62,618.54
Lewisville	1,657,974	19,025	35,210	47.0882	0.5403	18.10%	$90,490.41
Mainland	2,462,526	29,213	32,337	76.1520	0.9034	16.62%	$83,106.74
North TX	1,175,089	15,877	24,128	48.7023	0.6580	12.40%	$62,009.45
West TX	370,219	7,262	14,515	25.5060	0.5003	7.46%	$37,303.84

TX Operations	9,172,127	117,872	194,551	47.1451	0.6059	100.00%	$500,000.00

Stage I - 10% Worst Repeating Circuits

	(1) Penalties = $20 / customer Reductions = 10% of Maximum Business Unit Customer Credit Amount above
SAIDI
Business Unit	Circuit 1	Twice Business Unit Avg.	Customer Count				Business Unit Total (1)	No. of Repeaters
Bay Area	Alvin-1259	Yes	638				$12,760	1
Brazos							($5,718)	0
Central TX	Th-1447	Yes	606				$12,120	1
Lewisville	2508	Yes	278				$5,560	1
Mainland							($8,311)	0
North TX	Gr-1245	Yes	164				$3,280	1
West TX	G-25F05	Yes	18				$360	1
						Penalty	$34,080

						Reduction	($14,028)

SAIFI
Business Unit	Circuit 1	Twice Business Unit Avg.	Customer Count	Circuit 2	Twice Business Unit Avg.	Customer Count	Business Unit Total (1)	No. of Repeaters
Bay Area	Alvin-1259	Yes	638				$12,760	1
Brazos	Sw-1128	Yes	914				$18,280	1
Central TX	Th-1447	Yes	606				$12,120	1
Lewisville	2508	Yes	278				$5,560	1
Mainland							($8,311)	0
North TX	Gr-1245	Yes	164				$3,280	1
West TX	Ca-12K86	Yes	37	Py-25P217	Yes	48	$1,700	2
						Penalty	$53,700

						Reduction	($8,311)
Stage II- 300% Worst Repeating Circuits

	(1) Penalties = $50 / customer Reductions = 10% of Maximum Business Unit Customer Credit Amount above
SAIDI
Business Unit	Circuit 1	Customer Count	Circuit 2	Customer Count	Circuit 3	Customer Count	BU Customer Credit Total	BU Total
Bay Area							($10,730)	0
Brazos							($5,718)	0
Central TX	Th-1447	606					$30,300	1
Lewisville							($9,049)	0
Mainland							($8,311)	0
North TX							($6,201)	0
West TX	G-25F05	18	G-25F61	18	Co-25P47	23	$2,950	3
						Penalty	$33,250

						Reduction	($40,008)

SAIFI
Business Unit	Circuit 1	Customer Count					BU Customer Credit Total	BU Total
Bay Area							($10,730)	0
Brazos							($5,718)	0
Central TX							($6,262)	0
Lewisville							($9,049)	0
Mainland							($8,311)	0
North TX							($6,201)	0
West TX	Py-25P217	48					$2,400	1
						Penalty	$2,400

						Reduction	($46,270)

Stage III - System Standard

	SAIFI Penalties = difference between the actual and the allowable SAIFI values multiplied by 1 million,
		up to a maximum of one-half of the total remaining guarantee for the Business Unit.
	SAIDI Penalties = difference between the actual and the allowable SAIDI values multiplied by $10,000
		up to a maximum of one-half of the total remaining guarantees for the Business Unit.
Business Unit	SAIDI	105% 36 Month TX Average	Difference	Customer Credit	SAIFI	105% 36 Month TX Average	Difference	Customer Credit
Bay Area	34.4500	54.8007	0.0000	$0	0.5232	0.7893	0.0000	$0
Brazos	33.2850	54.8007	0.0000	$0	0.5258	0.7893	0.0000	$0
Central TX	54.4870	54.8007	0.0000	$0	0.5316	0.7893	0.0000	$0
Lewisville	47.0882	54.8007	0.0000	$0	0.5403	0.7893	0.0000	$0
Mainland	76.1520	54.8007	21.3513	$24,932	0.9034	0.7893	0.1141	$24,932
North TX	48.7023	54.8007	0.0000	$0	0.6580	0.7893	0.0000	$0
West TX	25.5060	54.8007	0.0000	$0	0.5003	0.7893	0.0000	$0
							Penalty	$49,864

Year	SAIFI	SAIDI
1998	0.8843	64.3837				BUSINESS UNIT SUMMARY
1999	0.6337	41.3792				Business Unit	Penalty
2000	0.7364	50.7428				Bay Area	$25,520
36 month	0.7517	52.1911				Brazos	$18,280
105%	0.7893	54.8007				Central TX	$54,540
						Lewisville	$11,120
						Mainland	$49,864
						North TX	$6,560
						West TX	$7,410
							$173,294	TOTAL PENALTY